                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3


                                  (C-BASS LOGO)


               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WINCHESTER CAPITAL - HEL / RESI B&C - STRATIFICATION TABLES

1.  FICO
2.  LTV
3.  DTI
4.  Occupancy Type
5.  WAC
6.  IO Type
7.  Loan Documentation Type
8.  Others
9.  Credit Grades
10. Top 10 Cities

1. FICO

                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                                                    ----------------------------------------------------------------------------
                                                                          FICO                                   LTV
                                                    -----------------------------------------------  ---------------------------
                                   $ Avge
                          Loan      Loan     % of                         520 and                             581 and  85% LTV &
FICO               WALTV  Count    Amount    Pool   Agg $ Balance   WAC    below   521-540  541-560  561-580   above     below
----               -----  -----    ------    ----   -------------   ---    -----   -------  -------  -------   -----     -----
581 & Above        82.09  1,883  181,136.83  81.52  341,080,642.01  6.72   0.00%    0.00%    0.00%    0.00%    81.52%    56.57%
561 - 580          80.74    166  168,074.01   6.67   27,900,285.49  7.43   0.00%    0.00%    0.00%    6.67%     0.00%     4.56%
541 - 560          78.08    127  169,941.32   5.16   21,582,547.40  7.66   0.00%    0.00%    5.16%    0.00%     0.00%     3.80%
521 - 540          78.24     96  132,684.69   3.04   12,737,730.08  8.13   0.00%    3.04%    0.00%    0.00%     0.00%     2.41%
520 & Below        77.65    116  129,982.58    3.6   15,077,979.51  8.31   3.60%    0.00%    0.00%    0.00%     0.00%     2.88%
TOTAL:             81.52  2,388  175,200.66    100  418,379,184.49  6.92   3.60%    3.04%    5.16%    6.67%    81.52%    70.22%

                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                   ----------------------------------------------------------------------------------------------------------------
                          LTV                                       LOAN AMOUNT                                  DOCUMENTATION
                   ------------------  -------------------------------------------------------------------  -----------------------
                     LTV       LTV        LTV      LTV     $50K and  $50.01-  $75.01-  $100.01 -  $600.01-  $750-
FICO               85.01-90  90.01-95  95.01-100  100.01+    below     75K     100K      $600K      750K     900K  >$900K  Full Doc
----               --------  --------  ---------  -------    -----     ---     ----      -----      ----     ----  ------  --------
581 & Above         11.75%     6.12%      6.66%    0.42%     1.46%    3.33%    4.31%     69.69%     1.78%   0.95%   0.00%    30.33%
561 - 580            1.40%     0.48%      0.23%    0.00%     0.12%    0.28%    0.41%      5.86%     0.00%   0.00%   0.00%     3.81%
541 - 560            0.78%     0.46%      0.07%    0.04%     0.07%    0.27%    0.21%      4.62%     0.00%   0.00%   0.00%     2.91%
521 - 540            0.31%     0.20%      0.11%    0.02%     0.13%    0.26%    0.29%      2.36%     0.00%   0.00%   0.00%     1.52%
520 & Below          0.15%     0.27%      0.18%    0.12%     0.15%    0.46%    0.40%      2.35%     0.00%   0.00%   0.24%     2.10%
TOTAL:              14.39%     7.53%      7.25%    0.61%     1.94%    4.60%    5.62%     84.88%     1.78%   0.95%   0.24%    40.68%



                                    PERCENTAGE OF AGGREGATE COLLATERAL
                   --------------------------------------------------------------------
                            INTEREST ONLY                      DTI
                   -------------------------------  -------------------------
                   Stated  Limited
FICO                 Doc     Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
----                 ---     ---    ------  ------  ------  -------  --------  --------
581 & Above        38.86%   8.31%   0.64%   0.12%   29.72%    1.19%    31.31%    10.92%
561 - 580           2.18%   0.43%   0.22%   0.00%    0.71%    0.00%     2.75%     1.39%
541 - 560           1.74%   0.37%   0.00%   0.00%    0.43%    0.00%     1.90%     0.73%
521 - 540           1.08%   0.31%   0.00%   0.00%    0.08%    0.00%     1.27%     0.42%
520 & Below         0.97%   0.04%   0.00%   0.00%    0.12%    0.00%     1.36%     0.88%
TOTAL:             44.83%   9.45%   0.86%   0.12%   31.06%    1.19%    38.58%    14.34%

2. LTV

                                                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           ------------------------------------------------------
                                                                                               FICO                        LTV
                                                                           -------------------------------------------  ---------
                                   $ Avge
                           Loan      Loan     % of                         520 and                             581 and  85% LTV &
LTV                WAFICO  Count    Amount    Pool   Agg $ Balance   WAC    below   521-540  541-560  561-580   above     below
---                ------  -----    ------    ----   -------------   ---    -----   -------  -------  -------   -----     -----
80.00 & Below         652  1,199  209,943.13  60.17  251,721,810.46  6.58    2.40%    2.06%    2.83%    3.30%   49.58%    60.17%
80.01 - 85.00         615    235  178,978.61  10.05   42,059,972.40  7.14    0.49%    0.35%    0.97%    1.26%    6.98%    10.05%
85.01 - 90.00         636    345  174,518.12  14.39   60,208,753.06  7.19    0.15%    0.31%    0.78%    1.40%   11.75%     0.00%
90.01 - 95.00         640    228  138,249.84   7.53   31,520,963.98  7.34    0.27%    0.20%    0.46%    0.48%    6.12%     0.00%
95.01 - 100.00        661    359   84,484.38   7.25   30,329,892.51  8.36    0.18%    0.11%    0.07%    0.23%    6.66%     0.00%
100.01 or greater     627     22  115,354.19   0.61    2,537,792.08  7.51    0.12%    0.02%    0.04%    0.00%    0.42%     0.00%
TOTAL:                645  2,388  175,200.66    100  418,379,184.49  6.92    0.12%    0.02%    0.04%    0.00%    0.42%     0.00%

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                   ------------------------------------------------------------------------------------------------------
                                    LTV                                              LOAN AMOUNT
                   --------------------------------------  --------------------------------------------------------------
                      LTV       LTV       LTV      LTV     $50K and  $50.01-  $75.01-  $100.01 -  $600.01-  $750-
LTV                85.01-90  90.01-95  95.01-100  100.01+    below     75K     100K      $600K      750K    900K   >$900K
---                --------  --------  ---------  -------    -----     ---     ----      -----      ----    ----   ------
80.00 & Below        0.00%     0.00%      0.00%    0.00%     0.41%    1.57%    2.27%     53.41%     1.33%   0.95%   0.24%
80.01 - 85.00        0.00%     0.00%      0.00%    0.00%     0.14%    0.46%    0.64%      8.36%     0.45%   0.00%   0.00%
85.01 - 90.00       14.39%     0.00%      0.00%    0.00%     0.22%    0.57%    0.76%     12.83%     0.00%   0.00%   0.00%
90.01 - 95.00        0.00%     7.53%      0.00%    0.00%     0.23%    0.67%    0.73%      5.90%     0.00%   0.00%   0.00%
95.01 - 100.00       0.00%     0.00%      7.25%    0.00%     0.92%    1.25%    1.13%      3.95%     0.00%   0.00%   0.00%
100.01 or greater    0.00%     0.00%      0.00%    0.61%     0.02%    0.08%    0.09%      0.43%     0.00%   0.00%   0.00%
TOTAL:               0.00%     0.00%      0.00%    0.61%     0.02%    0.08%    0.09%      0.43%     0.00%   0.00%   0.00%

                                         PERCENTAGE OF AGGREGATE COLLATERAL
                   -------------------------------------------------------------------------------
                         DOCUMENTATION                      INTEREST ONLY             DTI
                   -------------------------  -------------------------------  ------------------
                             Stated  Limited
LTV                Full Doc   Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
---                --------   ---      ---    ------  ------  ------  -------  --------  --------
80.00 & Below        22.73%  30.48%    5.35%   0.86%   0.05%  23.78%    1.05%    23.17%      8.41%
80.01 - 85.00         5.28%   3.66%    0.59%   0.00%   0.00%   1.37%    0.00%     4.10%      1.60%
85.01 - 90.00         6.63%   5.67%    1.44%   0.00%   0.00%   4.19%    0.06%     5.72%      1.75%
90.01 - 95.00         3.02%   2.48%    0.78%   0.00%   0.07%   1.20%    0.08%     2.64%      1.44%
95.01 - 100.00        2.61%   2.50%    1.20%   0.00%   0.00%   0.52%    0.00%     2.83%      1.10%
100.01 or greater     0.41%   0.04%    0.09%   0.00%   0.00%   0.00%    0.00%     0.12%      0.04%
TOTAL:                0.41%   0.04%    0.09%   0.00%   0.00%   0.00%    0.00%     0.12%      0.04%

3. DTI

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                          FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          520 and                             581 and
DTI                   WAFICO  WALTV  Count    Amount     Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
---                   ------  -----  -----    ------     ----   -------------    ---    -----   -------  -------  -------   -----
<= 39.999                642  81.07  1,098   153,190.59   40.2  168,203,265.70   6.88    1.74%    1.30%    2.15%    2.54%   32.47%
40.000 - 44.999          653  81.52    464   188,569.30  20.91   87,496,154.46   6.93    0.50%    0.47%    1.08%    1.38%   17.48%
45.000 - 49.999          652  81.94    521   193,807.81  24.13  100,973,871.05   6.91    0.46%    0.83%    1.20%    1.33%   20.31%
50.000 - 54.999          623  81.78    237   195,812.86  11.09   46,407,648.56   7.06    0.89%    0.39%    0.59%    1.28%    7.95%
55.000 >=                661  82.83     68   224,974.19   3.66   15,298,244.72   6.85    0.02%    0.05%    0.13%    0.14%    3.32%
TOTAL:                   645  81.52  2,388   175,200.66    100  418,379,184.49   6.92    3.60%    3.04%    5.16%    6.67%   81.52%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                         $50K
                      85% LTV &     LTV       LTV       LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
DTI                     below    85.01-90  90.01-95  95.01-100  100.01+  below    75K     100K     $600K      750K     900K   >$900K
---                     -----    --------  --------  ---------  -------  -----    ---     ----     -----      ----     ----   ------
<= 39.999               26.62%      6.38%     3.49%      3.23%    0.48%  1.12%    2.52%    2.84%     32.87%     0.47%  0.38%   0.00%
40.000 - 44.999         16.14%      2.28%     1.30%      1.19%    0.00%  0.28%    0.82%    0.92%     18.53%     0.18%  0.18%   0.00%
45.000 - 49.999         17.34%      3.73%     1.30%      1.70%    0.07%  0.39%    0.76%    1.02%     20.95%     0.63%  0.38%   0.00%
50.000 - 54.999          7.61%      1.60%     0.97%      0.85%    0.06%  0.12%    0.38%    0.74%      9.28%     0.33%  0.00%   0.24%
55.000 >=                2.51%      0.39%     0.47%      0.28%    0.00%  0.02%    0.11%    0.10%      3.25%     0.18%  0.00%   0.00%
TOTAL:                  70.22%     14.39%     7.53%      7.25%    0.61%  1.94%    4.60%    5.62%     84.88%     1.78%  0.95%   0.24%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
DTI                   Full Doc    Doc       Doc   2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
---                   --------    ---       ---   ------  ------  ------  -------  --------  --------
<= 39.999              18.51%    13.65%    3.53%   0.36%   0.12%   9.46%    1.01%     0.00%     0.00%
40.000 - 44.999         6.95%    12.10%    1.71%   0.06%   0.00%   9.25%    0.05%     0.00%     0.00%
45.000 - 49.999         8.88%    12.73%    2.41%   0.26%   0.00%   7.81%    0.00%    23.84%     0.00%
50.000 - 54.999         5.06%     4.16%    1.68%   0.08%   0.00%   3.37%    0.06%    11.09%    10.68%
55.000 >=               1.29%     2.18%    0.12%   0.10%   0.00%   1.18%    0.08%     3.66%     3.66%
TOTAL:                 40.68%    44.83%    9.45%   0.86%   0.12%  31.06%    1.19%    38.58%    14.34%

4. OCCUPANCY TYPE

                                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                           FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          520 and                             581 and
OCCUPANCY TYPE        WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
--------------        ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------   -----
Primary Residence        644  81.55  2,172   177,344.96  92.07  385,193,263.69   6.89    3.53%    2.86%    5.04%    6.34%   74.29%
Investment Property      671  80.92    192   150,191.70   6.89   28,836,805.83   7.19    0.07%    0.14%    0.06%    0.24%    6.38%
Second Home              639  82.46     24   181,213.12   1.04   4,349,114.97    7.61    0.00%    0.04%    0.05%    0.09%    0.85%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                         $50K
                      85% LTV &    LTV       LTV        LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
OCCUPANCY TYPE          below    85.01-90  90.01-95  95.01-100  100.01+  below    75K     100K      $600K      750K     900K  >$900K
--------------          -----    --------  --------  ---------  -------  -----    ---     ----      -----      ----     ----  ------
Primary Residence       64.86%     12.60%     7.09%      6.94%    0.59%  1.74%    4.04%    4.97%     78.86%     1.46%  0.76%   0.24%
Investment Property      4.54%      1.68%     0.42%      0.24%    0.02%  0.17%    0.47%    0.63%      5.46%     0.17%  0.00%   0.00%
Second Home              0.83%      0.11%     0.03%      0.07%    0.00%  0.02%    0.10%    0.02%      0.56%     0.15%  0.19%   0.00%


                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
OCCUPANCY TYPE        Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
--------------        --------    ---      ---    ------  ------  ------  -------  --------  --------
Primary Residence      38.94%    41.31%    7.96%   0.75%   0.12%  29.60%    1.13%    36.12%    13.31%
Investment Property     1.42%     3.09%    1.43%   0.11%   0.00%   1.39%    0.06%     2.19%     0.92%
Second Home             0.32%     0.42%    0.06%   0.00%   0.00%   0.08%    0.00%     0.28%     0.12%

5. WAC

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                           FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          520 and                             581 and
WAC                   WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
---                   ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------   -----
<= 6.999                 663  79.74  1,193   228,577.63  65.18  272,693,114.18   6.18    0.57%    0.66%    1.83%    2.91%   59.22%
7.000 - 7.999            624  83.38    454   166,214.42  18.04   75,461,348.53   7.47    0.57%    0.89%    1.44%    1.99%   13.14%
8.000 - 8.999            593  84.60    311   134,600.93  10.01   41,860,889.12   8.44    1.63%    0.89%    1.29%    1.43%    4.77%
9.000 - 9.999            599  85.92    186    73,853.09   3.28   13,736,673.94   9.53    0.57%    0.41%    0.29%    0.16%    1.87%
10.000 - 10.999          633  93.19    149    63,523.73   2.26    9,465,036.00  10.49    0.17%    0.12%    0.19%    0.05%    1.74%
11.000 >=                614  90.08     95    54,338.13   1.23    5,162,122.72  11.88    0.11%    0.07%    0.13%    0.14%    0.79%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                         $50K
                      85% LTV &     LTV      LTV        LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
WAC                     below    85.01-90  90.01-95  95.01-100  100.01+  below   75K      100K     $600K       750K     900K  >$900K
---                     -----    --------  --------  ---------  -------  -----   ---      ----     -----       ----     ----  ------
<= 6.999                52.13%      7.29%     3.26%      2.19%    0.32%  0.14%    0.87%    1.76%     60.31%     1.33%  0.76%   0.00%
7.000 - 7.999           10.39%      4.61%     1.82%      1.11%    0.10%  0.21%    0.85%    1.37%     14.97%     0.45%  0.19%   0.00%
8.000 - 8.999            5.48%      1.74%     1.67%      1.02%    0.10%  0.25%    1.09%    1.17%      7.26%     0.00%  0.00%   0.24%
9.000 - 9.999            1.42%      0.43%     0.46%      0.93%    0.05%  0.47%    0.84%    0.57%      1.40%     0.00%  0.00%   0.00%
10.000 - 10.999          0.46%      0.22%     0.22%      1.34%    0.01%  0.48%    0.64%    0.51%      0.63%     0.00%  0.00%   0.00%
11.000 >=                0.35%      0.10%     0.10%      0.65%    0.03%  0.39%    0.30%    0.24%      0.30%     0.00%  0.00%   0.00%


                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
WAC                   Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
---                   --------    ---      ---    ------  ------  ------  -------  --------  --------
<= 6.999               27.33%    28.56%    7.03%   0.55%   0.12%  27.35%    1.13%    24.69%     8.75%
7.000 - 7.999           6.25%     9.48%    1.51%   0.14%   0.00%   3.31%    0.06%     7.18%     2.67%
8.000 - 8.999           4.56%     3.79%    0.31%   0.17%   0.00%   0.32%    0.00%     4.11%     1.88%
9.000 - 9.999           1.57%     1.17%    0.23%   0.00%   0.00%   0.06%    0.00%     1.15%     0.44%
10.000 - 10.999         0.52%     1.25%    0.25%   0.00%   0.00%   0.02%    0.00%     0.84%     0.31%
11.000 >=               0.45%     0.57%    0.12%   0.00%   0.00%   0.00%    0.00%     0.61%     0.28%

6. IO TYPE

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                          FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          540 and
IO TYPE               WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   540-580  580-620  620-660    660+
-------               ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------    ----
0                        630  81.74  1,886   147,570.40  66.52  278,317,775.92   7.23    3.48%    2.96%    4.73%    5.70%   49.65%
2 Yr IO                  643  78.34     13   275,977.54   0.86    3,587,708.06   6.86    0.00%    0.00%    0.00%    0.22%    0.64%
3 Yr IO                  642  88.42      2   253,448.75   0.12      506,897.50   5.64    0.00%    0.00%    0.00%    0.00%    0.12%
5 Yr IO                  677  81.41    466   278,892.98  31.06  129,964,129.11   6.33    0.12%    0.08%    0.43%    0.71%   29.72%
10 Yr IO                 687  73.19     17   293,601.03   1.19    4,991,217.57   5.40    0.00%    0.00%    0.00%    0.00%    1.19%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                         $50K
                      85% LTV &    LTV       LTV        LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
IO TYPE                 below    85.01-90  90.01-95  95.01-100  100.01+  below    75K      100K     $600K      750K     900K  >$900K
-------                 -----    --------  --------  ---------  -------  -----    ---      ----     -----      ----     ----  ------
0                       42.94%     10.09%     6.16%      6.73%    0.61%  1.93%    4.55%    5.38%     52.94%     1.10%  0.38%   0.24%
2 Yr IO                  0.86%      0.00%     0.00%      0.00%    0.00%  0.00%    0.00%    0.00%      0.86%     0.00%  0.00%   0.00%
3 Yr IO                  0.05%      0.00%     0.07%      0.00%    0.00%  0.00%    0.00%    0.00%      0.12%     0.00%  0.00%   0.00%
5 Yr IO                 25.15%      4.19%     1.20%      0.52%    0.00%  0.01%    0.03%    0.24%     29.74%     0.67%  0.38%   0.00%
10 Yr IO                 1.05%      0.06%     0.08%      0.00%    0.00%  0.00%    0.02%    0.00%      0.98%     0.00%  0.19%   0.00%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
IO TYPE               Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
-------               --------    ---      ---    ------  ------  ------  -------  --------  --------
0                      32.56%    25.61%    4.00%   0.00%   0.00%   0.00%    0.00%    25.54%     9.38%
2 Yr IO                 0.18%     0.57%    0.00%   0.86%   0.00%   0.00%    0.00%     0.44%     0.18%
3 Yr IO                 0.12%     0.00%    0.00%   0.00%   0.12%   0.00%    0.00%     0.00%     0.00%
5 Yr IO                 7.15%    18.34%    5.23%   0.00%   0.00%  31.06%    0.00%    12.25%     4.52%
10 Yr IO                0.46%     0.27%    0.23%   0.00%   0.00%   0.00%    1.19%     0.14%     0.14%

7. DOCTYPE

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                          FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          520 and                             581 and
DOCTYPE               WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
-------               ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------   -----
3- Stated doc            661  80.94    930   201,660.60  44.83  187,544,357.09   7.03    0.97%    1.08%    1.74%    2.18%   38.86%
5- Full doc 2yr
   W2/tax returns        629  80.78   1042   163,349.39  40.68  170,210,059.85   6.87    2.10%    1.52%    2.91%    3.81%   30.33%
No Doc                   655  86.63    189    93,065.04    4.2   17,589,293.01   7.13    0.42%    0.11%    0.11%    0.15%    3.40%
4- Limited 12mos
   bk stmt               643  84.89    227   189,583.59  10.29   43,035,474.54   6.55    0.11%    0.33%    0.39%    0.53%    8.93%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                        $50K
                      85% LTV &     LTV       LTV       LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
DOCTYPE                 below    85.01-90  90.01-95  95.01-100  100.01+  below    75K     100K      $600K      750K     900K  >$900K
-------                 -----    --------  --------  ---------  -------  -----    ---     ----      -----      ----     ----  ------
3- Stated doc           34.14%      5.67%     2.48%      2.50%    0.04%  0.72%    1.52%    1.58%     40.01%     0.81%  0.19%   0.00%
5- Full doc 2yr
   W2/tax returns       28.01%      6.63%     3.02%      2.61%    0.41%  0.68%    2.06%    2.93%     33.34%     0.67%  0.76%   0.24%
No Doc                   1.66%      0.43%     1.16%      0.89%    0.06%  0.44%    0.79%    0.60%      2.22%     0.15%  0.00%   0.00%
4- Limited 12mos
   bk stmt               6.40%      1.66%     0.89%      1.25%    0.09%  0.09%    0.23%    0.50%      9.31%     0.15%  0.00%   0.00%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
DOCTYPE               Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
-------               --------    ---      ---    ------  ------  ------  -------  --------  --------
3- Stated doc           0.00%    44.83%    0.00%   0.57%   0.00%  18.34%    0.27%    18.99%     6.34%
5- Full doc 2yr
   W2/tax returns      40.68%     0.00%    0.00%   0.18%   0.12%   7.15%    0.46%    15.22%     6.02%
No Doc                  0.00%     0.00%    0.00%   0.11%   0.00%   0.21%    0.24%     0.00%     0.00%
4- Limited 12mos
   bk stmt              0.00%     0.00%    9.45%   0.00%   0.00%   5.36%    0.23%     4.37%     1.98%

8. OTHERS

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                           FICO
                                                                                       -------------------------------------------
                                     Loan   $ Avge Loan  % of                          520 and                             581 and
OTHERS                WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
------                ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------   -----
Manufactured Housing     590  75.10    284    107380.09   1.52   30,495,945.79   7.77    0.10%    0.05%    0.04%    0.07%    0.38%
2nd Lien                 665  97.51    286    56,361.50   3.85   16,119,389.01  10.52    0.00%    0.00%    0.00%    0.00%    0.00%
< 100K                   631  85.97    816    62,326.12  12.16   50,858,116.67   8.45    1.01%    0.69%    0.54%    0.81%    9.10%
> 650K                   690  70.88     12   772,877.49   2.22    9,274,529.89   6.17    0.10%    0.10%    0.10%    0.10%    0.10%
Ohio                     634  83.58     56   102,543.68   1.37    5,742,445.96   7.21    0.01%    0.02%    0.03%    0.02%    0.22%
Nevada                   651  79.77     65   216,495.71   3.36   14,072,220.98   7.12    0.04%    0.00%    0.07%    0.04%    0.55%
North CA                 675  81.16    208   284,414.47  14.14   59,158,209.27   6.53    0.29%    0.20%    0.44%    0.45%   12.77%
South CA                 644  79.70    457   250,321.36  27.34  114,396,859.50   6.72    1.48%    0.93%    1.11%    2.05%   21.77%
Top 10 Loans             685  70.49     10   789,802.99   1.89    7,898,029.89   6.28    0.24%    0.00%    0.00%    0.00%    1.65%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
                                                                         $50K
                      85% LTV &     LTV       LTV       LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
OTHERS                  below    85.01-90  90.01-95  95.01-100  100.01+  below    75K     100K      $600K      750K    900K   >$900K
------                  -----    --------  --------  ---------  -------  -----    ---     ----      -----      ----    ----   ------
Manufactured Housing     0.48%      0.15%     0.01%      0.01%    0.00%  0.01%    0.11%    0.15%      0.37%     0.00%  0.00%   0.00%
2nd Lien                 0.00%      0.00%     0.00%      0.00%    0.00%  0.00%    0.00%    0.00%      0.00%     0.00%  0.00%   0.00%
< 100K                   5.49%      1.56%     1.63%      3.30%    0.18%  1.94%    4.60%    5.62%      0.00%     0.00%  0.00%   0.00%
> 650K                   0.10%      0.10%     0.10%      0.10%    0.10%  0.10%    0.10%    0.10%      0.10%     0.10%  0.10%   0.10%
Ohio                     0.18%      0.06%     0.03%      0.02%    0.00%  0.01%    0.03%    0.06%      0.19%     0.00%  0.00%   0.00%
Nevada                   0.57%      0.10%     0.02%      0.01%    0.01%  0.01%    0.01%    0.00%      0.61%     0.03%  0.04%   0.00%
North CA                11.42%      1.76%     0.38%      0.52%    0.06%  0.05%    0.14%    0.15%     13.46%     0.33%  0.00%   0.00%
South CA                21.33%      3.13%     1.36%      1.46%    0.06%  0.22%    0.39%    0.58%     25.22%     0.51%  0.19%   0.24%
Top 10 Loans             1.89%      0.00%     0.00%      0.00%    0.00%  0.00%    0.00%    0.00%      0.00%     0.70%  0.95%   0.24%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
                                Stated   Limited
OTHERS                Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
------                --------    ---      ---    ------  ------  ------  -------  --------  --------
Manufactured Housing    0.50%     0.13%    0.01%   0.00%   0.00%   0.00%    0.00%     0.22%     0.11%
2nd Lien                0.00%     0.00%    0.00%   0.00%   0.00%   0.00%    0.00%     0.00%     0.00%
< 100K                  5.68%     3.82%    0.66%   0.00%   0.00%   0.28%    0.02%     3.64%     1.34%
> 650K                  0.10%     0.10%    0.10%   0.10%   0.10%   0.10%    0.10%     0.10%     0.10%
Ohio                    0.21%     0.04%    0.01%   0.00%   0.00%   0.01%    0.00%     0.08%     0.02%
Nevada                  0.32%     0.34%    0.00%   0.00%   0.01%   0.27%    0.01%     0.29%     0.09%
North CA                4.16%     8.82%    0.82%   0.11%   0.00%   9.56%    0.12%     5.96%     2.26%
South CA                7.74%    15.05%    4.10%   0.53%   0.00%  10.30%    0.46%    11.92%     5.34%
Top 10 Loans            1.52%     0.37%    0.00%   0.00%   0.00%   0.72%    0.19%     0.97%     0.59%

9. CREDIT GRADES

                                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                       -------------------------------------------
                                                                                                           FICO
                                                                                       -------------------------------------------
CREDIT GRADES please
use Relevant Credit                  Loan   $ Avge Loan  % of                          520 and                             581 and
Grades of Originator  WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance    WAC    below   521-540  541-560  561-580   above
--------------------  ------  -----  -----     ------    ----   -------------    ---    -----   -------  -------  -------   -----
A                        656  82.19   2048     176546.1  86.42     361566413.8   6.82    1.62%    1.82%    2.81%    4.01%   76.15%
B                        592  78.63    211    174343.94   8.79     36786571.96   7.31    0.91%    0.33%    1.52%    2.21%    3.83%
C                        565  73.52    105    161765.42   4.06      16985368.9   7.89    0.90%    0.68%    0.64%    0.41%    1.43%
D                        539  81.35     24    126701.24   0.73      3040829.84   8.24    0.18%    0.22%    0.19%    0.04%    0.10%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------------
                                             LTV                                                 LOAN AMOUNT
                      -------------------------------------------------  -----------------------------------------------------------
CREDIT GRADES please                                                     $50K
use Relevant Credit   85% LTV &     LTV      LTV        LTV       LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
Grades of Originator    below    85.01-90  90.01-95  95.01-100  100.01+  below    75K     100K      $600K      750K    900K   >$900K
--------------------    -----    --------  --------  ---------  -------  -----    ---     ----      -----      ----    ----   ------
A                       59.34%     12.57%     7.03%      6.94%    0.54%  1.70%    3.89%    4.56%     73.74%     1.78%  0.76%   0.00%
B                        6.82%      1.51%     0.30%      0.17%    0.00%  0.13%    0.44%    0.57%      7.45%     0.00%  0.19%   0.00%
C                        3.60%      0.27%     0.11%      0.07%    0.00%  0.08%    0.20%    0.36%      3.19%     0.00%  0.00%   0.24%
D                        0.47%      0.04%     0.09%      0.07%    0.06%  0.03%    0.08%    0.13%      0.50%     0.00%  0.00%   0.00%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------
                            DOCUMENTATION                  INTEREST ONLY                  DTI
                      --------------------------  -------------------------------  ------------------
CREDIT GRADES please
use Relevant Credit             Stated   Limited
Grades of Originator  Full Doc    Doc      Doc    2yr IO  3yr IO  5yr IO  10yr IO  DTI > 45  DTI > 50
--------------------  --------    ---      ---    ------  ------  ------  -------  --------  --------
A                      33.10%    40.65%    7.96%   0.86%   0.12%  29.36%    0.64%    34.16%    12.12%
B                       4.93%     2.83%    0.80%   0.00%   0.00%   1.18%    0.51%     2.98%     1.65%
C                       2.16%     1.29%    0.59%   0.00%   0.00%   0.46%    0.00%     1.22%     0.46%
D                       0.49%     0.04%    0.10%   0.00%   0.00%   0.07%    0.03%     0.22%     0.11%

10. TOP 10 MSAS

                                     Loan   $ Avge Loan  % of
TOP 10 MSA            WAFICO  WALTV  Count     Amount    Pool   Agg $ Balance     WAC    Wtd Avg LTV  Wtd AVg FICO
----------            ------  -----  -----     ------    ----   -------------     ---    -----------  ------------
Los Angeles , CA         656  80.59     57    266755.37   3.63     15205056.06  6.52657        80.59           656
Las Vegas , NV           654  79.76     45    213981.46   2.30      9629165.82  7.28268        79.76           654
San Jose , CA            690  79.55     16    375083.74   1.43      6001339.87  6.40816        79.55           690
San Diego , CA           672  80.58     16    357357.21   1.37      5717715.35  6.08365        80.58           672
Sacramento , CA          642  81.39     25    207402.73   1.24      5185068.36  6.70329        81.39           642
Chicago , IL             638  81.01     23    135687.69   0.75      3120816.86  7.36698        81.01           638
Miami , FL               618  84.29     18    169789.87   0.73      3056217.57  7.15143        84.29           618
Corona , CA              664  80.09     10    290484.75   0.69      2904847.51  6.46061        80.09           664
Stockton , CA            658  79.24     12    235361.28   0.68       2824335.3  6.47366        79.24           658
Portland , OR            661  83.96     12    222126.42   0.64      2665516.99  6.51311        83.96           661